UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
October 26, 2010

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On October 26, 2010, Franklin Covey Co. announced it will report its fourth quarter and fiscal year ended August, 31, 2010 financial results after the market close on Tuesday, November 9, 2010, to be followed by a conference call at 5:00 p.m. Eastern time (3:00 p.m. Mountain time).

Interested persons can participate by dialing 800-261-3417 (International participants may dial 617-614-3673), access code: 80097856.  Alternatively, a webcast will be accessible at the following Web site: http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=102601&eventID=3449050.

A replay will be available from November 9 (8:00 pm ET) through November 16, 2010 by dialing 888-286-8010 (International participants may dial 617-801-6888), access code: 92183293.  The webcast will remain accessible through November 16, 2010 on the Investor Relations area of the Company’s Web site at:  http://investor.franklincovey.com/phoenix.zhtml?c=102601&p=irol-IRHome.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	October 26, 2010	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer